4

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  Earliest  event  reported):    October  3,  1997

                            MONACO FINANCE, INC.
            (Exact name of registrant as specified in its charter)

                                  Colorado
        (State or Other Jurisdiction of Incorporation or Organization)

                                  0-18819
                          (Commission File Number)

                                 84-1088131
                     (I.R.S. Employer Identification No.)
         370 Seventeenth Street, Suite 5060 Denver, Colorado 80202
                   (Address of Principal Executive Offices)

                               (303) 592-9411
             (Registrant's Telephone Number, Including Area Code)

                                    N/A
  (Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                   Report)

Total  number  of  pages  is  4.

     MONACO  FINANCE,  INC.

     FORM  8-K

                               October 3, 1997



ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

      The following documents are filed as exhibits to this Current Report on Form 8-K.

     Exhibit  1  -    Press  Release  of  Registrant.

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MONACO  FINANCE,  INC.


Date:  October 3, 1997                    By:       /s/    Irwin L. Sandler
                                               Irwin L. Sandler
                                         Executive Vice President

                                  EXHIBIT 1
FROM:          MONACO  FINANCE,  INC.
          370  17th  Street,  Suite  5060
          Denver,  CO    80202
          Contact:      Irwin  L.  Sandler,  Executive  Vice  President
          Tel.  (303)  592-9411

____________________________________________________________________________
_

                                                       FOR IMMEDIATE RELEASE

             MONACO FINANCE ANNOUNCES AGREEMENT TO ACQUIRE ASSETS

     Denver,  Colorado,  October  3, 1997 -- Monaco Finance, Inc. (Nasdaq NMS:
MONFA), a leading sub-prime automobile lender, today announced that it has executed an Asset Purchase Agreement acquire certain assets from affiliates of Dallas-based Pacific USA Holdings Corp.

     The transaction is subject to completion of executed definitive agreements, satisfactory completion of Monaco Finance's due diligence investigation, financing, receipt of regulatory approvals, approval of Monaco Finance's Board of Directors, approval of the shareholders of Monaco Finance and several other requirements.

     Monaco Finance, which is based in Denver and operates in several states, is one of the nation's most experienced secondary auto finance companies specializing in acquiring, from automobile dealerships, retail installment contracts of purchasers of new and late model automobiles. Monaco has developed sophisticated credit evaluation systems and state-of-the-art loan monitoring programs to provide a solid platform for future growth.

The forward looking statements included herein are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that the assumptions underlying the forward looking statements are reasonable, any of the assumptions could be inaccurate and therefore, there can be no assurance that the forward looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the forward looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.